EX-31 Rule 13a-14(d)/15d-14(d) Certifications.

I, Wayne Potters, certify that:

1. I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of the SG Commercial Mortgage Securities Trust 2016-C5 (the "Exchange Act periodic reports");

2. Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

4. Based on my knowledge and the servicer compliance statements required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act periodic reports, the servicers have fulfilled their obligations under the servicing agreements in all material respects; and

5. All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties:

Wells Fargo Bank, National Association, as Master Servicer, Rialto Capital Advisors, LLC, as Special Servicer, Wilmington Trust, National Association, as Trustee, Wells Fargo Bank, National Association, as Certificate Administrator, Wells Fargo Bank, National Association, as Custodian, Park Bridge Lender Services LLC, as Operating Advisor, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant, National Tax Search, LLC, as Servicing Function Participant, Berkeley Point Capital LLC, as Primary Servicer for the 534 Holland Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the AG Life Time Fitness Portfolio Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the AG Life Time Fitness Portfolio Mortgage Loan, Wilmington Trust, National Association, as Trustee for the AG Life Time Fitness Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Certificate Administrator for the AG Life Time Fitness Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the AG Life Time Fitness Portfolio Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the AG Life Time Fitness Portfolio Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the AG Life Time Fitness Portfolio Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the AG Life Time Fitness Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the 3 Executive Campus Mortgage Loan, Rialto Capital Advisors, LLC, as Special Servicer for the 3 Executive Campus Mortgage Loan, U.S. Bank National Association, as Trustee for the 3 Executive Campus Mortgage Loan, U.S. Bank National Association, as Certificate Administrator for the 3 Executive Campus Mortgage Loan, U.S. Bank National Association, as Custodian for the 3 Executive Campus Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the 3 Executive Campus Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the 3 Executive Campus Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the 3 Executive Campus Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Regent Portfolio Mortgage Loan, LNR Partners, LLC, as Special Servicer for the Regent Portfolio Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Regent Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Certificate Administrator for the Regent Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Regent Portfolio Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Regent Portfolio Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the Regent Portfolio Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the Regent Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for The Mall at Rockingham Park Mortgage Loan, Torchlight Loan Services, LLC, as Special Servicer for The Mall at Rockingham Park Mortgage Loan, U.S. Bank National Association, as Trustee for The Mall at Rockingham Park Mortgage Loan, U.S. Bank National Association, as Certificate Administrator for The Mall at Rockingham Park Mortgage Loan, U.S. Bank National Association, as Custodian for The Mall at Rockingham Park Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for The Mall at Rockingham Park Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for The Mall at Rockingham Park Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Renaissance Center Mortgage Loan, LNR Partners, LLC, as Special Servicer for the Renaissance Center Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Renaissance Center Mortgage Loan, Wells Fargo Bank, National Association, as Certificate Administrator for the Renaissance Center Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Renaissance Center Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Renaissance Center Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the Renaissance Center Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the Renaissance Center Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the Plaza Mexico - Los Angeles Mortgage Loan, CWCapital Asset Management LLC, as Special Servicer for the Plaza Mexico - Los Angeles Mortgage Loan, Wells Fargo Bank, National Association, as Trustee and Certificate Administrator for the Plaza Mexico - Los Angeles Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Plaza Mexico - Los Angeles Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Plaza Mexico - Los Angeles Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Holiday Inn Express Nashville - Downtown Mortgage Loan, Rialto Capital Advisors, LLC, as Special Servicer for the Holiday Inn Express Nashville - Downtown Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Holiday Inn Express Nashville - Downtown Mortgage Loan, Wells Fargo Bank, National Association, as Certificate Administrator for the Holiday Inn Express Nashville - Downtown Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Holiday Inn Express Nashville - Downtown Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Holiday Inn Express Nashville - Downtown Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the Holiday Inn Express Nashville - Downtown Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the Holiday Inn Express Nashville - Downtown Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the OZRE Leased Fee Portfolio Mortgage Loan, Rialto Capital Advisors, LLC, as Special Servicer for the OZRE Leased Fee Portfolio Mortgage Loan, Wilmington Trust, National Association, as Trustee for the OZRE Leased Fee Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Certificate Administrator for the OZRE Leased Fee Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the OZRE Leased Fee Portfolio Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the OZRE Leased Fee Portfolio Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the OZRE Leased Fee Portfolio Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the OZRE Leased Fee Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Residence Inn by Marriott LAX Mortgage Loan, Rialto Capital Advisors, LLC, as Special Servicer for the Residence Inn by Marriott LAX Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Residence Inn by Marriott LAX Mortgage Loan, Wells Fargo Bank, National Association, as Certificate Administrator for the Residence Inn by Marriott LAX Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Residence Inn by Marriott LAX Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Residence Inn by Marriott LAX Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the Residence Inn by Marriott LAX Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the Residence Inn by Marriott LAX Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Peachtree Mall Mortgage Loan, Rialto Capital Advisors, LLC, as Special Servicer for the Peachtree Mall Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Peachtree Mall Mortgage Loan, Wells Fargo Bank, National Association, as Certificate Administrator for the Peachtree Mall Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Peachtree Mall Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Peachtree Mall Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the Peachtree Mall Mortgage Loan, and National Tax Search, LLC, as Servicing Function Participant for the Peachtree Mall Mortgage Loan.

Dated: March 22, 2018

/s/ Wayne Potters

Wayne Potters, President

(senior officer in charge of securitization of the depositor)